PROSPECTUS

                                            TEMPLETON
                                            INSTITUTIONAL
                                            FUNDS, INC.

Investment Strategy
         GLOBAL GROWTH              Foreign Equity Series
                                            Service Shares

May 1, 1999

                                            [LOGO]  TEMPLETON

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE


                                    Contents

                                    THE FUND

[BEGIN CALLOUT]
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Information about the        2      Goal and Strategies
fund you should know         4      Main Risks
before investing             8      Performance
[END CALLOUT]                9      Fees and Expenses
                            10      Management
                            12      Distributions and Taxes

                                    YOUR ACCOUNT
[BEGIN CALLOUT]
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Information about           14      Qualified Investors
qualified investors,        16      Buying Shares
account transactions        18      Investor Services
and services                19      Selling Shares
[END CALLOUT]               21      Account Policies
                            23      Questions

                                    FOR MORE INFORMATION
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
Where to learn more                 Back Cover
about the fund
[END CALLOUT]

PAGE


THE FUND

[INSERT GRAPHIC OF BULLEYE AND ARROWS]  GOAL AND STRATEGIES
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GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located outside the U.S., including emerging markets. The fund normally will invest at least 65% of total assets in at least three different nations.

[BEGIN CALLOUT]
The fund invests primarily in an internationally diversified portfolio of equity securities.
[END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund may invest a portion of its assets in smaller companies. For this fund, smaller company stocks are generally those with market capitalizations of less than $1 billion. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may enter into forward foreign currency contracts and may buy and sell (write) put and call options on foreign currencies. For hedging purposes, the fund may buy and sell financial futures contracts, stock index futures contracts and foreign currency futures contracts and options on these futures contracts.

Depending upon current market conditions, the fund generally may invest up to 35% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in international stocks.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]  MAIN RISKS
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STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

PAGE


CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may not invest more than 10% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

INTEREST RATE When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

DERIVATIVE SECURITIES Forward foreign currency contracts, futures contracts and options on these contracts are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 10 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

PERFORMANCE
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This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 8 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

SERVICE SHARES ANNUAL TOTAL RETURNS/1, 2/

[INSERT BAR GRAPH]

     20.66%   -2.60%  33.54%  -0.17%  12.54%  21.12%  11.02%   9.77%
       91       92      93      94      95     96        97     98

                                 YEAR

[BEGIN CALLOUT]
BestQuarter:
Q1 `98  15.48%

Worst Quarter:
Q3 '98 -15.96%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                                          Since
                                                                        Inception
                                            1 Year        5 Years       (10/18/90)
-----------------------------------------------------------------------------------
Foreign Equity Series - Service Shares        9.77%         10.65%        11.97%
MSCI - EAFE Index/3/                         20.33%          9.50%         9.57%



1. As of March 31, 1999, the fund's year-to-date return was 1.81%.

2. Before May 1, 1999, only a single class of fund shares was offered without Rule 12b-1 expenses. Returns shown are a restatement of the original class to include the Rule 12b-1 fees applicable to Service Shares as though in effect from the fund's inception.

3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Europe Australia Far East (EAFE) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[INSERT GRAPHIC OF PERCENTAGE SIGN]  FEES AND EXPENSES
-------------------------------------------------------------------------------
  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 Service Shares
-------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases                  None
  Exchange fee /1/                                                 $5.00

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND ASSETS)/2/

                                                               Service Shares
-------------------------------------------------------------------------------
  Management fees                                                  0.70%
  Distribution and service (12b-1) fees                            0.35%
  Other expenses                                                   0.13%
                                                                 --------
  Total annual fund operating expenses                             1.18%
                                                                 ========

1. This fee is only for market timers (see page 21).

2. The fund began offering Service Shares on May 1, 1999. Annual operating expenses are based on the expenses for the fund's Primary Shares for the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, the manager and administrator had agreed in advance to reduce their respective fees in order to limit the combined management fees and other expenses of the fund to an annual rate of 1.00% of average net assets. If these fee reductions are insufficient to so limit the fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the fund. These voluntary agreements did not result in any fee reductions for the fund for the fiscal year ended December 31, 1998. After May 1, 2000, the manager and administrator may end this arrangement at any time.

  EXAMPLE

  This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year        3 Years      5 Years       10 Years
           $120          $375         $649           $1,432


[INSERT GRAPHIC OF BRIEFCASE] MANAGEMENT


Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Motyl has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

GARY CLEMONS, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Clemons has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1990.

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Ruldolph has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1997.

GUANG YANG, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to a annual rate of 0.70% of its average daily net assets.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS]  DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call Institutional Services at 1-800/321-8563.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

[BEGIN CALLOUT]
BACKUP WITHHOLDING
By law, fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[END CALLOUT]

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes paid by the fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

  YOUR ACCOUNT

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 [INSERT GRAPHIC OF PENCIL MARKING AN "X"]  QUALIFIED INVESTORS

[BEGIN CALLOUT]
The Franklin Templeton Funds include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

  The following investors may qualify to buy shares of the funds.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 1,000 employees, or (ii) with retirement plan assets of $10 million or more. Minimum investments: No initial or additional minimums. Minimum investments for plans with less than 1,000 employees or $10 million in plan assets: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the fund or any of the Franklin Templeton Funds and no additional minimum.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the fund or any of the Franklin Templeton Funds and no additional minimum.

o Defined benefit plans, governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment.

o An investor who executes a Letter of Intent (Letter) which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Funds, including at least $1 million in the funds. See the Institutional Application. Minimum investments: $1 million. If the investor does not invest at least $5 million in shares of the funds or other Franklin Templeton Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent to the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of purchases for purposes of determining whether the terms of the Letter have been completed.

o Any investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group. Minimum investments: $5 million initial investment. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is invested or to be invested in the funds. There are certain other requirements and the group must have a purpose other than buying fund shares.

o    Other investors. Minimum investments: $5 million initial.

Shares of the fund may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Franklin Templeton Distributors Inc. (Distributors), the principal underwriter of the shares of the funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.

Certain Franklin Templeton Funds offer multiple share classes not offered by the fund. Please note that for selling or exchanging your shares, or for other purposes, the fund's shares are considered Class A shares.

DISTRIBUTION AND SERVICE (12B-1) FEES Service Shares has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Service Shares and provide other services to shareholders. Because these fees are paid out of Service Shares' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]  BUYING SHARES
-------------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign an Institutional Account Application Form.

  BUYING SHARES

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                                      OPENING AN ACCOUNT                        ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
[INSERT GRAPHC OF HANDS
SHAKING]

  Through your investment             Contact your investment                   Contact your investment
  representative                      representative                            representative
---------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]

  BY MAIL                             Make your check, Federal                  Make your check,
                                      Reserve draft or negotiable               Federal Reserve draft
                                      bank draft payable to the                 or negotiable bank
                                      fund.                                     draft payable to the
                                                                                fund. Include your
                                                                                account number.

                                      Mail the check, Federal                   Fill out the deposit
                                      Reserve draft or negotiable               slip from your account
                                      bank draft and your signed                statement. If you do
                                      Institutional Account                     not have a slip,
                                      Application Form to                       include a note
                                      Institutional Services.                   with your name, the
                                                                                fund name, and your
                                                                                account number.

                                      Mail the check, Federal
                                      Reserve draft or
                                      negotiable bank draft and
                                      deposit slip or note to
                                      Institutional Services.
---------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF PHONE]

  BY PHONE                            Call to receive a wire                    Call to receive a
  1-800/321-8563 or                   control number and                        wire control number
  1-650/312-3600                      wire instructions.                        and wire instructions.

                                      On the next business day,                 To make a same day
                                      wire the funds to Bank of                 wire investment, please
                                      America, ABA Routing                      call us by 1:00 p.m.
                                      No. 121000358, for credit                 pacific time and
                                      to account no. 1493304779,                make sure your wire
                                      and mail your signed                      arrives by 3:00 p.m.
                                      Institutional Account
                                      Application Form to
                                      Institutional Services. Please
                                      include the wire control
                                      number or your new
                                      account number on the
                                      application.

                                      To make a same day wire
                                      investment, please call us by
                                      1:00 p.m. pacific time and
                                      make sure your wire arrives
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[INSERT GRAPHIC OF TWO ARROWS
POINTING IN OPPOSITE DIRECTIONS]
  BY EXCHANGE                         Call Institutional Services            Call Institutional Services
                                      at the number below, or send           at the number below, or
                                      signed written instructions.           send signed written
                                      (Please see page 17 for                instructions. (Please
                                      information on exchanges.)             see page 17 for information
                                                                             on exchanges.)
---------------------------------------------------------------------------------------------------------------

                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                    777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)


Orders mailed to Franklin Templeton Distributors, Inc. (Distributors) by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any subscription may be rejected by Distributors or by Templeton Institutional Funds, Inc. (Company).

Shares of the fund may be purchased with "in-kind" securities, if approved in advance by the Company. Securities used to purchase fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value, determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the fund next computed after such receipt. To obtain the approval of the Company, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the Investment Company Act of 1940) may not purchase shares in this manner in the absence of SEC approval.

[INSERT GRAPHIC OF PERSON WITH A HEADSET]  INVESTOR SERVICES
-------------------------------------------------------------------------------
TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You may initiate many transactions and make certain other changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class (without any sales charge).

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

[BEGIN CALLOUT]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
21).

 [INSERT GRAPHIC OF A CERTIFICATE]  SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[BEGIN CALLOUT]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

o    you are selling more than  $100,000  worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES

-----------------------------------------------------------------------------------------------------------
                                                     TO SELL SOME OR ALL OF YOUR SHARES
-----------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

 THROUGH YOUR INVESTMENT                           Contact your investment representative
  REPRESENTATIVE
-----------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]
  BY  MAIL
                                                    Send written instructions and endorsed share
                                                    certificates (if you hold share certificates) to
                                                    Institutional Services. Corporate, partnership or
                                                    trust accounts may need to send additional documents.

                                                    Specify the fund, the account number and the
                                                    dollar value or number of shares you wish to sell.
                                                    Be sure to include all necessary signatures and
                                                    any additional documents, as well as signature
                                                    guarantees if required.

                                                    A check will be mailed to the name(s) and address
                                                    on the account, or otherwise according to your
                                                    written instructions.
----------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF PHONE]
                                                    As long as your transaction is for $100,000 or
                                                    less, you do not hold share certificates and you have
 BY PHONE                                           not changed  your  address by phone within the
1-800/321-8563 (Only available if you               last 15 days, you can sell your  shares by phone.
have completed and sent the
Institutional Telephone Privileges
Agreement)                                           A check will be mailed to the name(s) and
                                                     address on the account. Written instructions, with a
                                                     signature guarantee, are required to send the
                                                     check to another address or to make it payable to
                                                     another person.
----------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF THREE                            You can call or write to have redemption proceeds
LIGHTNING BOLTS]                                    of $1,000 or more wired to a bank or escrow
                                                    account. See the policies above for selling
                                                    shares by mail or phone.

  BY WIRE                                           Before requesting a bank wire, please make sure
                                                    we have your wiring instructions (bank
                                                    information) on file. If we do not have this
                                                    information, you will need to send written
                                                    instructions with your bank's name and address,
                                                    your bank account number, the ABA routing
                                                    number, and a signature guarantee.

                                                    Requests received in proper form by 1:00 p.m.
                                                    pacific time will be wired the next business day.
----------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS                       Obtain a current prospectus for the fund you are
POINTING IN OPPOSITE DIRECTIONS]                    considering.

  BY EXCHANGE                                       Call Institutional Services at the number below, or
                                                    send signed written instructions. See the policies
                                                    above for selling shares by mail or phone.

                                                    If you hold share certificates, you will need to
                                                    return them to the fund before your exchange can
                                                    be processed.
----------------------------------------------------------------------------------------------------------------

                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                    777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)

 [INSERT GRAPHIC OF PAPAER AND PEN]  ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Service Shares is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the Fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

 [INSERT GRAPHIC OF QUESTION MARK]  QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                  HOURS (PACIFIC TIME,
  DEPARTMENT NAME                     TELEPHONE NUMBER            MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------------------------------
  Institutional Services              1-800/321-8563              6:00 a.m. to 5:00 p.m.
  Shareholder Services                1-800/632-2301              5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
  Fund Information                    1-800/DIAL BEN              5:30 a.m. to 8:00 p.m.
                                      (1-800/342-5236)            6:30 a.m. to 2:30 p.m. (Saturday)
  Retirement Plan Services            1-800/527-2020              5:30 a.m. to 5:00 p.m.
  Dealer Services                     1-800/524-4040              5:30 a.m. to 5:00 p.m.
  TDD (hearing impaired)              1-800/851-0637              5:30 a.m. to 5:00 p.m.


PAGE


  FRANKLIN TEMPLETON FUNDS

  LITERATURE REQUEST Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

  GROWTH

Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

  GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income  Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural  Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends  Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

  INCOME

 Franklin Adjustable U.S. Government Securities Fund
 Franklin's AGE High Income Fund
 Franklin Bond Fund
 Franklin Floating Rate Trust
 Franklin Short-Intermediate U.S. Government Securities Fund
 Franklin Strategic Income Fund
 Franklin U.S. Government Securities Fund
 Franklin Federal Money Fund/2/
 Franklin Money Fund/2/

  TAX-FREE INCOME

 Federal Intermediate-Term Tax-Free Income Fund
 Federal Tax-Free Income Fund
 High Yield Tax-Free Income Fund
 Insured Tax-Free Income Fund
 Puerto Rico Tax-Free Income Fund
 Tax-Exempt Money Fund/2/

  STATE-SPECIFIC TAX-FREE INCOME

 Alabama
 Arizona/3/
 California/3/
 Colorado
 Connecticut
 Florida/3/
 Georgia
 Kentucky
 Louisiana
 Maryland
 Massachusetts/4/
 Michigan/4/
 Minnesota/4/
 Missouri
 New Jersey
 New York/3/
 North Carolina
 Ohio/4/
 Oregon
 Pennsylvania
 Tennessee/5/
 Texas
 Virginia

  VARIABLE ANNUITIES/6/
 Franklin Valuemark(R)
  Franklin Templeton Valuemark Income Plus (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

  04/99


PAGE


  FOR MORE INFORMATION

  You can learn more about the fund in the following documents:

  ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

  Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

  STATEMENT OF ADDITIONAL INFORMATION (SAI)

  Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

  For a free copy of the current annual/"semiannual report or the SAI, please contact your investment representative or call us at the number below.

  FRANKLIN(R)TEMPLETOn(R)
  INSTITUTIONAL SERVICES 1-800/321/8563
  TDD (Hearing Impaired) 1-800/851-0637
  www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington,
D.C.   20549-6009.   You  can   also   visit   the   SEC's   Internet   site  at
http://www.sec.gov.


 Investment Company Act file #811-6135                             Z954 P 05/99